Exhibit 99

THE PRINCIPAL FINANCIAL GROUP®

INVESTOR DAY | DECEMBER 9, 2010

THINK AGAIN.

Principal® Financial Group

INTRODUCTION

JOHN EGAN
Vice President Investor Relations

USE OF NON-GAAP FINANCIAL MEASURES

A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP.

The company uses a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of the company's normal, ongoing operations which is important in understanding and evaluating the company's financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not a substitute for U.S. GAAP financial measures. Therefore, in the back of the handouts, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure. The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible that these adjusting items have occurred in the past and could recur in the future. Management also uses non-GAAP financial measures for goal setting as a basis in determining employee and senior management awards and compensation, and to evaluate performance on a basis comparable to that used by securities analysts.

The company also uses a variety of other operational measures that do not have U.S. GAAP counterparts, and therefore do fit the definition of non-GAAP financial measures. Assets under management are an example of an operational measure that is not considered a non-GAAP financial measure.

Principal Financial Group

FORWARD LOOKING STATEMENTS

Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to sales targets, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements.

The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended December 31, 2009, and in the company's quarterly report on Form 10-Q for the quarter ended September 30, 2010, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions that may significantly affect the company's ability to meet liquidity needs, access to capital and cost of capital; difficult conditions in the global capital markets and the general economy, which the company does not expect to improve in the near future, that may materially adversely affect the company's business and results of operations; the actions of the U.S. government, Federal Reserve and other governmental and regulatory bodies for purposes of stabilizing the financial markets might not achieve the intended effect; the risk from acquiring new businesses, which could result in the impairment of goodwill and/or intangible assets recognized at the time of acquisition; the impairment of other financial institutions that could adversely affect the company; investment risks which may diminish the value of the company's invested assets and the investment returns credited to customers, which could reduce sales, revenues, assets under management and net income; requirements to post collateral or make payments related to declines in market value of specified assets may adversely affect company liquidity and expose the company to counterparty credit risk; changes in laws, regulations or accounting standards that may reduce company profitability; fluctuations in foreign currency exchange rates that could reduce company profitability; Principal Financial Group, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and regulatory restrictions on the ability of subsidiaries to pay such dividends; competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; a pandemic, terrorist attack or other catastrophic event; and default of the company's re-insurers.

Principal Financial Group

AGENDA

Time	Topic	Presenter
12:00 pm	Welcome	John Egan
12:05 pm	Strategy Overview	Larry Zimpleman
12:25 pm	Retirement & Investor Services U.S. Insurance Solutions	Dan Houston
	Q&A with Houston	
1:05 pm	Principal Global Investors	Jim McCaughan
	Q&A with McCaughan	
1:40 pm	Principal International	Norman Sorensen
	Q&A with Sorensen	
2:15 pm	**BREAK**	
2:35 pm	Investments	Julia Lawler
	Q&A with Lawler	
2:55 pm	Financials	Terry Lillis
3:25 pm	**Q&A**	ALL PRESENTERS
3:55 pm	Wrap-up	Larry Zimpleman

Principal Financial Group

COMPANY OVERVIEW

SIMPLIFIED REPORTING STRUCTURE


Principal Financial Group, Inc.
Retirement and Investor Services (RIS)
Principal Global Investors (PGI)
Principal International (PI)
U.S. Insurance Solutions (USIS)
Corporate
Accumulation
Full Service Accumulation (FSA)
Principal Funds
Individual Annuities
Bank & Trust Services
Guaranteed
Full Service Payout (FSP)
Investment Only (IO)
Individual Life Insurance
Specialty Benefits Insurance (SBD)
Health Insurance*

*Announced exit of business 09/30/10

PFG Opportunity Video

- Compilation of bullet points from other slides within slide show

Principal Financial Group

STRATEGY OVERVIEW

LARRY ZIMPLEMAN
Chairman, President & CEO

Principal® Financial Group

CORE TRENDS REMAIN


EMPLOYER-BASED BENEFITS UNDER PRESSURE
ERA OF PERSONAL RESPONSIBILITY
BOOMERS AT RETIREMENT
ECHOs AT PEAK SAVINGS
PRIVATIZATION OF GLOBAL RETIREMENT SYSTEMS

THE 4 PILLARS OF GROWTH

The Principal® helps growing businesses, individuals and institutional clients in select markets worldwide achieve financial security and success.

U.S. EMPLOYEE BENEFITS FOR GROWING BUSINESSES

Build on The Principal leadership, expertise and track record to meet the retirement and employee benefit needs of growing businesses and their employees.

U.S. FINANCIAL SERVICES FOR EXECUTIVES, EMPLOYEES AND INDIVIDUALS

Capitalize on the unprecedented demand for financial services – retirement, savings and protection solutions – among Baby and Echo Boomers at and beyond the workplace.

GLOBAL ASSET MANAGEMENT

Build upon our global research and distribution platform to grow our proven, global, multi-boutique asset management model for institutional markets and clients of the Principal Financial Group.

GLOBAL FUNDS & RETIREMENT

Extend our retirement and long-term asset accumulation expertise in key emerging markets with fast growing middle classes and retirement assets.

SEGMENTS

U.S. Employee Benefits; U.S. Financial Services	Global Asset Management	Global Funds & Retirement
Retirement & Investor Services; U.S. Insurance Solutions	Principal Global Investors	Principal International

PILLAR OF GROWTH

U.S. EMPLOYEE BENEFITS FOR GROWING BUSINESSES

Build on The Principal leadership, expertise and track record to meet the retirement and employee benefit needs of growing businesses and their employees.

Principal Financial Group

PILLAR OF GROWTH

U.S. EMPLOYEE BENEFITS FOR GROWING BUSINESSES

Build on The Principal leadership, expertise and track record to meet the retirement and employee benefit needs of growing businesses and their employees.

6.16 million
Total U.S. Businesses


<0.2% Large Businesses
6.15 million
SMBs

2/3 of job growth comes from SMBs

Principal Financial Group

SMB = small- to medium-sized businesses
Source: Office of Advocacy, U.S. Small Business Administration and the U.S. Census Bureau; Retirement Research Inc. 2010

PILLAR OF GROWTH

U.S. EMPLOYEE BENEFITS
FOR GROWING BUSINESSES

Build on The Principal leadership, expertise and track record to meet the retirement and employee benefit needs of growing businesses and their employees.

STRATEGY

- Local sales and services
- Unique products and solutions
  - Principal Total Retirement Suite℠
  - eBenefits Edge

TRACK RECORD

- 70 years SMB experience
- Nearly 90,000 clients
- More than 150,000 advisors

Principal Financial Group

PILLAR OF GROWTH

U.S. FINANCIAL SERVICES FOR EXECUTIVES, EMPLOYEES AND INDIVIDUALS

Capitalize on the unprecedented demand for financial services – retirement, savings and protection solutions – among Baby and Echo Boomers at and beyond the workplace.

PILLAR OF GROWTH

U.S. FINANCIAL SERVICES FOR EXECUTIVES EMPLOYEES AND INDIVIDUALS

Capitalize on the unprecedented demand for financial services – retirement, savings and protection solutions – among Baby and Echo Boomers at and beyond the workplace.

Biggest Fear: Outliving Our Savings


Female life expectancy
Female retirement age
Male life expectancy
Male retirement age
Age
85
80
75
70
65
60
1940
1950
1960
1970
1980
1990
2000
2007
We're living longer in retirement

Source: ACLI Life Insurance Fact Book 2010; Social Security Administration Statistical Supplement, 2009

Principal Financial Group

PILLAR OF GROWTH

U.S. FINANCIAL SERVICES FOR EXECUTIVES
EMPLOYEES AND INDIVIDUALS

Capitalize on the unprecedented demand for financial services – retirement, savings and protection solutions – among Baby and Echo Boomers at and beyond the workplace.

STRATEGY

- Focus on worksite solutions and asset retention
- Full suite of products – hire through retire
- Advisor-focused model

TRACK RECORD

- More than 50% of retirement assets retained
- 19 million individual customers

Principal Financial Group

PILLAR OF GROWTH

GLOBAL ASSET MANAGEMENT

Build upon our global research and distribution platform to grow our proven, global, multi-boutique asset management model for institutional markets and clients of the Principal Financial Group.

PILLAR OF GROWTH

GLOBAL ASSET MANAGEMENT

Build upon our global research and distribution platform to grow our proven, global, multi-boutique asset management model for institutional markets and clients of the Principal Financial Group.


$38
$51
2009
2012

Global AUM in $ trillions

10% ANNUAL GROWTH RATE

Source: "Capturing the Next Wave of Concentrated Growth"; 2010 McKinsey/US Institute Asset Management Economic Benchmarking Survey Results (June 2010) (AUM represents professionally managed long-only assets) ; *Institutional Investor* magazine

Principal Financial Group

PILLAR OF GROWTH

GLOBAL ASSET MANAGEMENT

Build upon our global research and distribution platform to grow our proven, global, multi-boutique asset management model for institutional markets and clients of the Principal Financial Group.

STRATEGY

- Multi-boutique strategy
- Extensive global research and distribution platform
- Breadth and diversification of asset classes

TRACK RECORD

- Strong unaffiliated and affiliated AUM growth
- 410 investment professionals around the world
- Clients in 52 countries
- 10 of 25 largest pension funds in the world are clients
- #29 on *Institutional Investor* Top 300*

Principal Financial Group

* *"America's Top Money Managers"* (Institutional Investor, July/August, 2010)

PILLAR OF GROWTH

GLOBAL FUNDS & RETIREMENT

Extend our retirement and long-term asset accumulation expertise in key emerging markets with fast growing middle classes and retirement assets.

PILLAR OF GROWTH

GLOBAL FUNDS & RETIREMENT

Extend our retirement and long-term asset accumulation expertise in key emerging markets with fast growing middle classes and retirement assets.


U.S.
315 million
only 1 in 5 are saving
BRAZIL
194 million
only 1 in 7 are saving
INDIA
1.2 billion
only 1 in 8 are saving
CHINA
1.3 billion

GLOBAL POPULATION EXPLOSION = TREMENDOUS RETIREMENT SAVINGS NEED

Source: United Nations population division, population by country as of 2009; "It's time to prepare" HSBC 2009 The Future of Retirement global research report.

PILLAR OF GROWTH

GLOBAL FUNDS & RETIREMENT

Extend our retirement and long-term asset accumulation expertise in key emerging markets with fast growing middle classes and retirement assets.

STRATEGY

- Export retirement and asset management to key emerging markets
- Marquee local partners
- Organic growth & acquisition opportunities

TRACK RECORD

- Strong foothold in key emerging markets – more than 10 years
- High demand for our retirement and savings expertise
- 24% OE CAGR ('04-'09)

Principal Financial Group

HYBRID BUSINESS MODEL + DIVERSIFICATION = CONSISTENT GROWTH

OUR STRATEGY

Purposeful diversification

Asset management and risk-based
Best in class products and services
Broad range of asset classes
U.S. and International

Distribution breadth

HIGH GROWTH

HIGH ROE

HIGH FREE CASH FLOW

Principal Financial Group

PURPOSEFUL DIVERSIFICATION


2001 Operating Earnings
$467.6M*
U.S. Insurance Solutions 27%
RIS Guaranteed 31%
PGI 5%
PI 1%
RIS Accumulation 36%
42% of OE
70% of OE
9/30/10 TTM Operating Earnings
$953.6M**
U.S. Insurance Solutions 21%
RIS Guaranteed 9%
PGI 6%
PI 15%
RIS Accumulation 49%
2001
9/30/10 TTM

TTM = Trailing Twelve Months
*After-tax. Results exclude Mortgage Banking, BT Australia, Health and Corporate
**After-tax. Results exclude Corporate

Principal Financial Group

GROWTH DRIVER

MORE VALUABLE THAN SUM OF THE PARTS


RETIREMENT &
INVESTOR SERVICES
PRINCIPAL
INTERNATIONAL
U.S.INSURANCE
SOLUTIONS
HIGHER
MARGINS
HIGHER
MULTIPLES
PRINCIPAL
GLOBAL
INVESTORS

STRONG CAPITAL POSITION PROVIDES FLEXIBILITY

- Financial flexibility
- Disciplined capital deployment
- Free cash flow increasing
- Enterprise-wide risk management

Principal Financial Group

SHARE PRICE DOES NOT REFLECT VALUE BUILT SINCE IPO

	12/31/01	9/30/10	% Change since IPO
Customers (M)	13.0	19.1	+47%
Operating Earnings ($M)	**$452**	**$835***	**+85%**
AUM ($B)	$98	$306	+212%
Annual dividend to common stockholders	$0.25	$0.55	+120%
Share price	**$24.00**	**$25.92**	**8%**

*After-tax Trailing Twelve Months

Principal Financial Group

THINK AGAIN

OPPORTUNITIES

+

EXECUTION OF OUR STRATEGIES

=

GROWTH

Principal Financial Group

RETIREMENT & INVESTOR SERVICES

U.S. INSURANCE SOLUTIONS

DAN HOUSTON
President
Retirement & Investor Services;
U.S. Insurance Solutions

Principal® Financial Group

THE 4 PILLARS OF GROWTH

The Principal helps growing businesses, individuals and institutional clients in select markets worldwide to achieve financial security and success.

U.S. EMPLOYEE BENEFITS FOR GROWING BUSINESSES	U.S. FINANCIAL SERVICES FOR EXECUTIVES, EMPLOYEES AND INDIVIDUALS	GLOBAL ASSET MANAGEMENT	GLOBAL FUNDS & RETIREMENT
Build on The Principal leadership, expertise and track record to meet the retirement and employee benefit needs of growing businesses and their employees.	Capitalize on the unprecedented demand for financial services- retirement, savings and protection solutions- among Baby and Echo Boomers at and beyond the workplace.	Build upon our global research and distribution platform to grow our proven, global, multi-boutique asset management model for institutional markets and clients of the Principal Financial Group.	Extend our retirement and long-term asset accumulation expertise in key emerging markets with fast growing middle classes and retirement assets.

SEGMENTS

Retirement & Investor Services;
U.S. Insurance Solutions

Principal Financial Group

OPPORTUNITY

GROW SHARE OF LARGE UNDERPENETRATED SMB MARKET


3.4%
23.2%
55.9%
73.3%
84.4%
95.0%
<10
10-99
100-499
500-999
1000-4999
5000+
NUMBER OF EMPLOYEES

Percentage of companies with a 401(k) plan


47.4%
73.5%
94.9%
96.8%
99.6%
100%
10-19
20-99
100-499
500-999
1000-4999
5000+
NUMBER OF EMPLOYEES

Percentage of companies with a dental plan

Principal Financial Group

Sources: Retirement Research Inc, 2009; LIMRA "A Subtle Shift"

MEET GROWING INDIVIDUAL DEMAND FOR FINANCIAL SERVICES

- 200+ million in U.S. with broad investment and protection needs*
- 80 million Baby Boomers followed by 80 million Echo Boomers
- 30 million pre-retirees with $2.6 trillion in retirement accounts**
- Peak savings demographic to increase by 50% by 2023***

*U.S. Census Bureau – U.S. population over age of 24
**LIMRA: Scaling the Pre-Retiree Market (2010)
***LIMRA: Assumes increasing portion of retirees delay retirement

Principal Financial Group

EMPLOYEE BENEFITS TO ATTRACT AND RETAIN EMPLOYEES

RETIREMENT & INVESTOR SERVICES

Accumulation businesses

- **Full Service Accumulation** (FSA)
  - Defined Contribution
  - Defined Benefit
  - ESOP
  - Non-qualified

  } **PRINCIPAL TOTAL RETIREMENT SUITE℠**

Guaranteed businesses

- **Investment Only**
- **Full Service Payout**

U.S. INSURANCE SOLUTIONS

Specialty Benefits

- Group dental and vision insurance
- Group life insurance
- Group and multi-life disability income
- Wellness

Individual Life

- Using Individual Life to fund:
  - Non-qualified deferred compensation
  - ESOP repurchases
  - Business owner solutions

ESOP = Employee Stock Ownership Plan

Principal Financial Group

DELIVERING INDIVIDUAL SOLUTIONS – INVESTMENTS, RETIREMENT INCOME & PROTECTION

RETIREMENT & INVESTOR SERVICES

- **Principal Funds**
  - Asset allocation
  - Fixed income
  - Domestic equities
  - International equities
  - Real estate securities
- **Individual Annuities**
  - Fixed deferred annuities
  - Variable annuities
- **Bank and Trust Services**

U.S. INSURANCE SOLUTIONS

Individual Life

- Solutions include business continuation and estate planning
- Traditional life insurance

Specialty Benefits

- Individual disability insurance

Principal Financial Group

GROWTH DRIVER

DIFFERENTIATE THROUGH PRODUCT, DISTRIBUTION AND FOCUS ON GROWING BUSINESSES

Product Leadership/Innovation

Breadth of product and service solutions
Leadership in retirement and specialty benefits
Investment management and asset allocation expertise

SMB

Massive, underpenetrated market
Principal Financial Group leading brand presence
Local sales, service and consulting advantage

Distribution

Leverage multi-channel, multi-product
Unique alliance management approach

Principal Financial Group

GROWTH DRIVER

PRODUCT LEADERSHIP:
PRINCIPAL TOTAL RETIREMENT SUITE℠

BUILD UPON LEADERHIP, BEST-IN-CLASS PROPRIETARY SOLUTIONS

- #1 in fully bundled 401(k)[1]
- #1 provider of ESOP plans[2]
- #1 provider of DB plans[3]
- #2 deferred comp plan recordkeeper[4]
- #1 in fully bundled TRO plans[5]
- #2 in new TRO clients in 2009, capturing 22%[5]
- #3 in total TRO assets[5]

CLOSE RATES MORE THAN DOUBLE ON TRS PLANS & MORE THAN TRIPLE ON TRS PLANS WITH AN ESOP COMPONENT

Sources: [1] Spectrem Group analysis of fully bundled 401(k) plans, 02/10; [2] Plansponsor, 6/08; [3] Investment Advisor Magazine, 11/09; [4] Plansponsor, 12/09 based on number of plans record kept; [5] Plansponsor 2010 TRO (total retirement outsourcing) Buyer's guide (combination of offerings – defined benefit (DB), defined contribution and deferred compensation), excludes payroll processing companies

Principal Financial Group

GROWTH DRIVER

PLATFORM STRENGTH


FINANCIAL ADVISOR/BROKER
PLAN SPONSOR SOLUTIONS (PRINCIPAL TOTAL RETIREMENT SUITE™)
INDIVIDUAL INVESTOR SOLUTIONS (PRINCIPAL RETIREMENT INCOME EDGE™)
PLAN SPONSOR EDUCATION, GUIDANCE, TOOLS AND SERVICES
GUIDANCE AND EDUCATION
PRE-RETIREE AND RETIREE EDUCATION, GUIDANCE AND TOOLS
DEFINED CONTRIBUTION
DEFINED BENEFIT
ESOP
NON-QUALIFIED
PRODUCT SOLUTION
PERSONAL RETIREMENT ACCOUNT
MUTUAL FUNDS
ANNUITIES
BANK PRODUCTS

Principal Financial Group

GROWTH DRIVER

UNIQUE APPROACH TO INCOME SOLUTIONS


FINANCIAL ADVISOR/BROKER
PLAN SPONSOR SOLUTIONS (PRINCIPAL TOTAL RETIREMENT SUITE℠)
INDIVIDUAL INVESTOR SOLUTIONS (PRINCIPAL RETIREMENT INCOME EDGE℠)
PLAN SPONSOR EDUCATION, GUIDANCE, TOOLS AND SERVICES
GUIDANCE AND EDUCATION
PRE-RETIREE AND RETIREE EDUCATION, GUIDANCE AND TOOLS
DEFINED CONTRIBUTION
DEFINED BENEFIT
ESOP
NON-QUALIFIED
PRODUCT SOLUTION
PERSONAL RETIREMENT ACCOUNT
MUTUAL FUNDS
ANNUITIES
BANK PRODUCTS

GROWTH DRIVER

PRODUCT INNOVATION: ASSET ALLOCATION LEADERSHIP WILL DRIVE FLOWS

Asset allocation leadership
- #5 largest manager of lifecycle funds*
- More options for advisors and their clients

Breakdown of Principal Funds AUM as of 9/30/10


44%
Asset Allocation
Fixed Income
Domestic Equities
International Equities
Real Estate Securities
Money Market

$61.4 Billion

Strong Asset Allocation performance**
100% above median for one year period


100%
69%
69%
1 YEAR
3 YEAR
5 YEAR

*Based on $27.1B in assets FRC 9/30/10 Lifecycle Report
**Top 2 Morningstar quartiles for periods ending 9/30/10

Principal Financial Group

PRODUCT INNOVATION:
NEW SOLUTIONS INCREASE AUM

PFI Global Diversified Income Fund (PGDIX)

- **Solving for a need…high income while managing risk**
  - Diversification
  - High cash generation/yield alpha
  - Exposure to fundamental growth
- **Top decile Morningstar 1-year performance**
- **Available on all alliance platforms**

Milestone achieved by fewer than 3 percent of funds:*

Tops $1B AUM

in less than two years

*Source: a milestone achieved by less than 3 percent of all funds registered based on Strategic Insight listing of all mutual funds registered between December 2008 and August 2010; asset levels as of Aug. 31, 2010.

SPECIALTY BENEFITS LEADERSHIP:
DRIVES ABOVE MARKET GROWTH

SMB-focused solutions

- Top tier, owned dental networks
- eBenefits Edge
- Wellness


Group Dental & Vision 40%
IDI 15%
Group DI 21%
Group Life 24%

$965.7M Premium & Fees
3Q10 YTD

Specialty Benefit Product	Industry 5 Year CAGR	Principal 5 Year CAGR	Industry Rank*
Non-Med	4.5%	7.3%	4th
IDI	2.7%	11.0%	6th

The Principal is a leader in Voluntary*

- Top 5 dental sales
- 22% 5-year premium growth

4X industry average

*LIMRA 2009 surveys: Non-med & Individual Disability Insurance (IDI) rank based on in-force coverages

GROWTH DRIVER

INDIVIDUAL LIFE LEADERSHIP: FOCUS ON THE BUSINESS MARKET

SOLUTIONS FOR BUSINESS, BUSINESS OWNERS AND KEY EXECUTIVES

Business owners' financial challenges

- Exiting the business
- Business transition
- Retaining key employees
- Retirement planning

Solutions for key employees

- Retirement income
- Survivor income
- Business protection


BOES
20%
Individual
52%
ER/NQ
28%

Average Sales
2007-2009

BOES = Business Owner/Executive Solutions
ER/NQ = Employer/Non-qualified

Principal Financial Group

GROWTH DRIVER

SMB LEADERSHIP

DEEP MARKET PENETRATION


% OF TOTAL EMPLOYERS SERVED BY THE PRINCIPAL
16
14
12
10
8
6
4
2
0
20-49
50-99
100-249
250-499
500-999
1000+
EMPLOYER SIZE BY NUMBER OF EMPLOYEES

Data as of 9/30/2010

LEVERAGE INDEPENDENT DISTRIBUTION THROUGH UNPARALLELED LOCAL NETWORK

MEETING THE NEEDS OF BUSINESS OWNERS, THEIR EMPLOYEES AND FINANCIAL ADVISORS

- **Retirement readiness focus** – Auto Enroll/Auto Escalate
- **Point of sale expertise** to help advisors build their business
- **Leading technology platform**
  - Enhances customer service
  - Benefits data management
  - Online planning tools, award winning websites

SALES	355
CONSULTING*	220
SERVICE	275
TOTAL	850

*Worksite benefits counselors; ESOP, NQ and actuarial consultants; Retention specialists

Principal Financial Group

GROWTH DRIVER

BUILD THIRD PARTY DISTRIBUTION


Cumulative number of new alliances
20
15
10
5
0
'01
'03
'05
'07
'09

Representative list:

2001 to 2003
- Raymond James
- NFP
- Morgan Stanley

2004 to 2006
- UBS
- Bank of America
- NRP
- Smith Barney

2007 to 2009
- LPL
- Merrill Lynch
- Ameriprise

Principal Financial Group

MULTI-PRODUCT STRATEGY = MORE WAYS TO WIN

Alliance Partners THEN	Alliance Partners NOW	9/30/10 AUM
Regional Broker-Dealer (2001) • Full Service Accumulation	FSA, Retail Funds, Annuities, Life – NQDC	**$1.5B**
Insurance Producer (2002) • Group Specialty Benefits • Individual Disability Income	FSA, Retail Funds, Life – NQDC, Retail Life, Specialty Benefits	**$2.2B**
Wirehouse (2003) • 403(b)	FSA, SMA, Retail Funds, Life – NQDC	**$5.2B**
Wirehouse (2007) • Mutual Funds	FSA, Retail Funds, SMA, IO Funds, Life – NQDC	**$2.7B**

NQDC = non-qualified deferred compensation; SMA = separately managed account; IO = Investment Only

Principal Financial Group

Text of Morgan Stanley Smith Barney Testimonial Video

- Hi I'm Ed O'Connor. And I run the retirement group at Morgan Stanley Smith Barney. // When we think about The Principal we think of them as a true partner. Other firms who are providers are in the retirement business mainly to find a means to gather assets. When we talk with The Principal we see the passion in their eyes like us when it comes to retirement planning. // They have some of the best employee services I can imagine; they realize it's more important to encourage someone to save as much as they can for retirement and to keep that discipline through the markets and not just about putting lots of mutual funds on a 401(k) plan. We very much look forward to growing our business and The Principal's throughout the many years to come.

Principal Financial Group

ALLIANCE SALES TRACTION ACROSS PRODUCTS


18
16
14
12
10
8
6
4
2
0
# of Alliances
2001
2003
2005
2007
2009
2010E
2013E
Alliances with $100-$249M in sales
Alliances with $250-$499M in sales
Alliances with $500-999M in sales
Alliances with $1B+ in sales

Principal Financial Group

INCREASE TRACTION WITH THIRD PARTY ADMINISTRATORS (TPA)


800
600
400
200
0
Assets in $Millions
3Q09 YTD
3Q10 YTD
TPA Sales
Retained into Unbundled

68% INCREASE

IN ASSETS SOLD OR RETAINED INTO AN UNBUNDLED SOLUTION

MULTIPLE CHANNELS DRIVE STRONG FUND SALES GROWTH*


Sales in $Billions
8
6
4
2
0
06
07
08
09
2010E**
National Channel
Investment Only
Proprietary Channels

- Improving brand recognition
- Leveraging retirement leadership and asset allocation expertise into retail funds space
- National channel 3-year CAGR of 19% from '07-'10E
- Additional resources dedicated to wholesalers as other firms pulled back
  - 66% more resources over past 4 years
  - More seasoned team, deeper relationships

*Long-term funds only -- money market excluded
**Based on 9 month results annualized

FULL SERVICE ACCUMULATION (FSA)

INDUSTRY LEADING PROFIT MARGINS AND GROWTH*

TOP DECILE PROFIT MARGIN

Profit Margin
Industry Avg vs. The Principal


2004
2005
2006
2007
2008
2009
Principal
Industry Avg

OUTPACING DEFINED CONTRIBUTION INDUSTRY GROWTH IN ASSETS, PARTICIPANTS AND PROFIT

COMPARING '09 TO '04:

- Assets up 49% vs 28% increase for industry
- Participant growth 2X industry growth
- Pre-tax profit growth of 15% vs. industry decline of 33%

*Sterling Resources Inc. *Profit 2000™* Benchmark Study; Profit margin is return on revenue calculated on a pre-tax, cash basis.

FULL SERVICE ACCUMULATION (FSA)

MAINTAINING FSA MARGINS


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.22%
1.24%
1.06%
1.05%
1.02%
0.84%
0.83%
0.75%
0.72%
0.65%
0.35%
0.37%
0.28%
0.29%
0.31%
2006
2007
2008
2009
Annualized 2010**
Net Revenue / AV*
Operating Expenses / AV
ROA

Av = account value; ROA = return on assets
*Net Revenue = Total Revenue – (Benefits, Claims and Settlement Expenses + Dividends)
**Based on 9 month results annualized

FSA NET CASH FLOW

STRONG HISTORY, RECENT CASH FLOWS UNDER PRESSURE


Account Values
In $billions
100
80
60
40
20
0
04
05
06
07
08
09
Cumulative Investment Performance
Cumulative NCF
2004 beginning of year account value

- **$21.6 billion in FSA NCF from 2004 to 2008**

  - averaging 5.5% of beginning of year account value (BOY AV)

  - ranging 4.8-6.8% over same period
- **But 2009 NCF was 2.5% of BOY AV, and 3Q10 YTD NCF of 0.1%**

Principal Financial Group

FSA NET CASH FLOW (NCF)

PLAN LEVERS WILL DRIVE REBOUND IN FLOWS

LONG-TERM TARGET OF 4-6% UNCHANGED, NEAR-TERM PRESSURES REMAIN

	ACTIONS TO INFLUENCE FLOWS
Recurring deposits	•Increase participation and deferral rates through: –"Auto" features –RetireSecure worksite education and counseling –New gap analysis focused on 50+ segment –Re-engage strategy focused on participants that stopped or reduced salary deferral
Transfer deposits and contract level withdrawals	•Further penetrate channels through leading wholesaler network •Market pricing •Intensify TPA focus

Principal Financial Group

5-YEAR VISION: RIS

STRATEGIC MILESTONES

To be a leader in meeting the retirement, savings and income management needs of growing businesses, their employees and other individuals.

AUM	$275 B
Net Cash Flow*	4-6%
Operating Earnings growth rate	9-13%
ROE	18-20%

*FSA net cash flow as a percent of beginning of year account value

LOOKING AHEAD

5-YEAR VISION: U.S. INSURANCE SOLUTIONS

STRATEGIC MILESTONES

To be a leader in helping businesses and individuals protect against the risks that can derail financial security.

Premium and deposit growth rate	8-10%
Operating Earnings growth rate	6-9%
ROE	11-13%

Principal Financial Group

Q & A

PRINCIPAL GLOBAL INVESTORS

JIM McCAUGHAN
President
Principal Global Investors

Principal® Financial Group

THE 4 PILLARS OF GROWTH

The Principal helps growing businesses, individuals and institutional clients in select markets worldwide achieve financial security and success.

U.S. EMPLOYEE BENEFITS FOR GROWING BUSINESSES

Build on The Principal leadership, expertise and track record to meet the retirement and employee benefit needs of growing businesses and their employees.

U.S. FINANCIAL SERVICES FOR EXECUTIVES, EMPLOYEES AND INDIVIDUALS

Capitalize on the unprecedented demand for financial services-retirement, savings and protection solutions-among Baby and Echo Boomers at and beyond the workplace.

GLOBAL ASSET MANAGEMENT

Build upon our global research and distribution platform to grow our proven, global, multi-boutique asset management model for institutional markets and clients of the Principal Financial Group.

Principal Global Investors

GLOBAL FUNDS & RETIREMENT

Extend our retirement and long-term asset accumulation expertise in key emerging markets with fast growing middle classes and retirement assets.

Principal Financial Group

COMPELLING OPPORTUNITIES FOR GLOBAL ASSET MANAGERS

- Asset management industry global AUM of $51 trillion by 2012*
- Fastest growth rates in emerging markets
- Sovereign wealth funds reach $5 trillion in AUM by 2013
- U.S. defined contribution (DC) plan assets grow at least 35% to $5.6 trillion by 2015
- DC platform and funds changes create $3.3 trillion "money in motion" opportunity over next five years

Source: "Capturing the Next Wave of Concentrated Growth"; 2010 McKinsey/US Institute Asset Management Economic Benchmarking Survey Results (June 2010); *AUM represents professionally managed long-only assets

Principal® Financial Group

STRATEGY OVERVIEW

- Deliver competitive investment performance
- Be a manager suitable for retirement assets
- Serve all business of The Principal with suitable investment capabilities
- Grow non-affiliated institutional assets under management
- Continue to expand on our proven multi-boutique operating approach
- Maintain a global infrastructure to facilitate investing and working with clients

Principal Financial Group

WHERE WE STAND

- $215.6 billion in AUM (PGI has another $46 billion in AUM outside the U.S., including China, shown as PI)
- Ranked #29 on *II-300* for 2009, up from #32 in 2008* and from #46 in 2003
- More than 1,100 employees including over 410 investment professionals
- Manage money for institutions in 52 countries, including several major central banks and sovereign wealth funds
- Client relationships with 13 of 25 largest U.S. pension plans and 10 of 25 largest pension funds in the world
- Multi-boutique investment approach provides extensive range of capabilities

As of September 30, 2010

* *"America's Top Money Managers"* (Institutional Investor, July/August, 2010)

Principal Financial Group

GROWTH DRIVER

OUR CURRENT BOUTIQUES

(AUM as of 9/30/10)

BUILT BOUTIQUES

- Equities $44.0B
- Fixed Income $72.3B
- Private Real Estate $23.0B
- CMBS $5.1B
- REITs $2.7B
- Principal Enterprise Capital $2.8B

PURCHASED BOUTIQUES

- Columbus Circle Investors $16.0B
- Edge Asset Management $9.9B
- Macro Currency Group $4.1B
- Morley Financial Services $14.1B
- Post Advisory Group $10.5B
- Spectrum Asset Mgmt $11.0B

JOINT VENTURE

- CIMB – Principal Islamic Asset Management $269.8M *

* $120M is sub-advised by PGI Equities and included within the $44.0B Equities AUM shown above

Principal Financial Group

OUR GLOBAL REACH



Principal Global Investors worldwide investment locations

UNITED STATES

- Des Moines
- New York
- Chicago
- Los Angeles
- Seattle
- Stamford
- Portland

LATIN AMERICA

- Mexico City
- Monterrey
- Santiago
- Sao Paulo

ASIA/PACIFIC

- Singapore
- Sydney
- Tokyo
- Hong Kong
- Bejing
- Kuala Lumpur
- Mumbai

Europe

- London

- Investment professionals in major global money centers
- ~13% of AUM, 17% of revenues from non-U.S. clients*
- ~15% of total AUM is invested outside the U.S.*
- Manage ~ $4.0B in Sovereign Fund assets
- International offices handle ~30% of trading

*As of September 30, 2010. Includes PGI Operating Segment, does not include PI Operating Segment.

RECENT GROWTH INVESTMENTS

- Enhanced quantitative and risk modeling
- New investment capabilities
  - Address shifts in client needs and expectations
- Strengthened global presence
  - Tap into new pools of assets (e.g., sovereign funds and wirehouses)
  - Capitalize on international interest in real estate
- Expanded boutique structure
- Advanced technology and scale initiatives
- Added or upgraded talent in key functions

Principal® Financial Group

GROWTH DRIVERS

- Broad range of high added-value investment capabilities
- Global, multi-channel distribution presence
- Ability to leverage Principal Financial Group leadership in global retirement markets
- Proven ability to execute our multi-boutique operating approach

Principal Financial Group

NEW VALUE-ADDED INVESTMENT CAPABILITIES

- **Equities:** higher alpha; non-benchmark oriented strategies
- **Fixed Income:** global high yield; global/emerging market bonds; muni bonds
- **Real Estate:** custom portfolios for sovereign funds
- **Columbus Circle Investors (CCI):** international/global products
- **Macro Currency Group:** Global Macro Currency Fund; 25% volatility Qualified Investor Fund (QIF)
- **Edge:** separate managed account (SMA) products; international
- **Post:** bank debt; global high yield; limited term fund
- **Spectrum:** yield products for international retail investors

COMPETITIVE INVESTMENT PERFORMANCE

- **Institutional** – recent finalist for mandates in range of strategies, including:
  - Balanced/asset allocation
  - Currency/global macro hedge fund
  - Emerging markets equity/global and regional
  - U.S. mid-cap equities
  - High yield
  - High quality short term fixed income
  - Preferred securities
  - Private placement fixed income
  - Global REITs
  - U.S. real estate/debt and equity
- **Retail** – performance compares well to other leading fund complexes, including some with many more than our 44 funds*
  - 44% of complex AUM in 4/5 star funds
  - 8 funds with 4/5 star ranking
  - 6 funds with 4/5 stars in top 10 AUM classes

*Based on a Market Metrics Inc. report prepared for Principal Financial Group in August, 2010 (data as of 12/31/09)

Principal Financial Group

GLOBAL, MULTI-CHANNEL DISTRIBUTION

- Institutional distribution
  - U.S.
  - International
- Consultant relations
- Affiliate distribution (supports RIS distribution)
- Third party distribution
  - Separately Managed Account (SMA)
  - Dublin Funds
- CIMB-Principal Islamic Asset Management joint venture
- Principal International
- Strategic alliances
  - CCB (China)
  - Integra (Canada)


Institutional
Consultant
Affiliate
Third Party
PGI Joint Venture
Principal International
Strategic Alliances

Principal Financial Group

LEVERAGING PRINCIPAL FINANCIAL GROUP LEADERSHIP

PGI & RIS SYNERGIES

Benefits to PGI:

- RIS leadership in retirement and mutual funds
- Revenue from retirement and mutual fund assets
- Scale

Benefits to RIS:

- Attractive asset management fees
- Input into asset management strategy
- Intensive support of RIS distribution system by PGI people
- Marquee value from name PGI clients

Principal Global Investors manages a high percentage of RIS assets

Principal Financial Group

LEVERAGING PRINCIPAL FINANCIAL GROUP LEADERSHIP

PGI & PI SYNERGIES

Benefits to PGI:

- Local distribution with access to key retirement markets outside the U.S.

Benefits to PI:

- Asset management engine with global capabilities
- Global best practices in asset management

Principal Global Investors is the global/international investment manager for clients of Principal International

Principal Financial Group

PROVEN MULTI-BOUTIQUE APPROACH

- Multi-boutique firms have grown faster than other asset managers
- PGI has invested to build a robust, scalable operating approach
- Enables us to drive growth organically and through acquisitions

- **Strong leadership team and oversight in place**
- **Independent investment processes**
- **Ongoing strategic alignment of products across built and purchased boutiques**
- **Ability to leverage Principal Financial Group global distribution**
- **Consistent yet flexible operating model**
- **Strong succession planning to leverage talent across the complex**

TRACK RECORD

STRONG TRACK RECORD

(AUM in billions as of 9/30/10)


33% AUM CAGR
$1.0 $6.0 $11.0 $12.4 $13.2 $13.3 $12.5 $6.9 $9.2 $11.0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

SPECTRUM
Asset Management


14% AUM CAGR
$3.3 $6.8 $8.4 $9.6 $11.7 $10.8 $9.3 $10.5
2003 2004 2005 2006 2007 2008 2009 2010

Post Advisory Group


27% AUM CAGR
$3.8 $8.0 $15.9 $10.5 $15.8 $18.0
2005 2006 2007 2008 2009 2010

Columbus Circle Investors


-15% AUM CAGR
$18.1 $17.2 $11.2 $7.9 $9.9
2006 2007 2008 2009 2010

EDGE ASSET MANAGEMENT


3% AUM CAGR
$13.7 $15.8 $15.5 $14.1
2007 2008 2009 2010

MORLEY FINANCIAL SERVICES, INC.


56% AUM CAGR
$0.1 $0.7 $0.9 $1.3 $2.8 $4.0 $3.3 $3.6 $4.1
2002 2003 2004 2005 2006 2007 2008 2009 2010

MACRO CURRENCY GROUP
An investment group within Principal Global Investors

Reflects AUM growth since date of purchase.

Principal Financial Group

ADVANCING OUR ACQUISITION STRATEGY

FIXED INCOME

- Diversification of investment processes
- Enter new/growing asset classes quickly

Global/ Emerging Markets Capability

MORLEY FINANCIAL SERVICES, INC.

Post Advisory Group

EDGE ASSET MANAGEMENT

SPECTRUM Asset Management

EQUITIES

- Diversification of investment processes
- Capacity expansion

Global/ Emerging Markets Capability

REAL ESTATE

- Consider international boutiques, globalizing footprint organically

ALTERNATIVES

- Expand alternative capabilities, not single strategy
- Absolute return capabilities

Hedge Fund of Funds

MACRO CURRENCY GROUP

Principal Financial Group

5-YEAR VISION: PGI

STRATEGIC MILESTONES

Offering world-class investment management services to institutional investors and their advisors worldwide

Investment Boutiques	**20+ boutiques**
AUM	**$400 B** (25-35% Non-U.S.)
Revenue growth rate	**14-17%**
Operating Earnings growth rate	**20-25%**
Pre-tax Margin	**30%+**

Principal Financial Group

Q & A

PRINCIPAL INTERNATIONAL

NORMAN SORENSEN
President
Principal International

Principal Financial Group

THE 4 PILLARS OF GROWTH

The Principal helps growing businesses, individuals and institutional clients in select markets worldwide achieve financial security and success.

U.S. EMPLOYEE BENEFITS FOR GROWING BUSINESSES

Build on The Principal leadership, expertise and track record to meet the retirement and employee benefit needs of growing businesses and their employees.

U.S. FINANCIAL SERVICES FOR EXECUTIVES, EMPLOYEES AND INDIVIDUALS

Capitalize on the unprecedented demand for financial services-retirement, savings and protection solutions-among Baby and Echo Boomers at and beyond the workplace.

GLOBAL ASSET MANAGEMENT

Build upon our global research and distribution platform to grow our proven, global, multi-boutique asset management model for institutional markets and clients of the Principal Financial Group.

GLOBAL FUNDS & RETIREMENT

Extend our retirement and long-term asset accumulation expertise in key emerging markets with fast growing middle classes and retirement assets.

Principal International

OPPORTUNITY

EMERGING MARKET MIDDLE CLASS GROWTH

MIDDLE CLASS POPULATION IN MILLIONS 2015


MEXICO
51
BRAZIL
66
INDIA
121
MALAYSIA
19
THAILAND
27
CHINA
375
INDONESIA
55

SOURCE: Assoc, World Bank, Economist Intelligence Unit, internal estimates; Euromonitor, World Bank, CLSA Asia-Pacific Markets

Principal Financial Group

OPPORTUNITY

EMERGING MARKET NEAR-TERM POTENTIAL

MIDDLE CLASS POPULATION IN MILLIONS 2015


APPROXIMATELY 40 HOUSEHOLDS JOIN THE MIDDLE CLASS EACH MINUTE
MEXICO 51
BRAZIL 66
INDIA 121
CHINA 375
INDONESIA 55
MALAYSIA 19
THAILAND 27

SOURCE: Assoc, World Bank, Economist Intelligence Unit, internal estimates; Euromonitor, World Bank, CLSA Asia-Pacific Markets

EMERGING MARKET MIDDLE CLASS GROWTH

EMERGING MARKET AUM EXPECTED TO GROW 4-5X FASTER THAN U.S. OVER NEXT 20 YEARS*

*Credit Suisse emerging markets equity research, September 2010

OPPORTUNITY

GROWING RETIREMENT ASSETS


68%
United
States

Percent of retirement assets relative to GDP*

*Most recent data from Organization for Economic Co-operation and Development

OPPORTUNITY

GROWING RETIREMENT ASSETS


68%
65%
32%
17%
8%
6%
4%
2%
1%
United States
Chile
Hong Kong
Brazil
Mexico
Thailand
China
Indonesia
India
If U.S. is under-saving, what does this mean for these emerging markets?

Percent of retirement assets relative to GDP*

*Most recent data from Organisation for Economic Co-operation and Development ; CIA Fact Book and 2009 EPF Annual Report; Melbourne Mercer Global Pension Index 2010

Principal Financial Group

OPPORTUNITY

GOING DEEPER & BROADER INTO EXISTING COUNTRIES

	Pensions	Mutual Funds	Asset Mgmt	Annuities
Brazil	■			■
Chile	■	■	■	■
Mexico	■	■	■	■
China		■	■	
Hong Kong	■	■	■	
India		■	■	
South East Asia		■	■	

■ = Where we have a product offering today ($2.5T market)

Principal Financial Group

SOURCE: Data from Cerulli includes Brazil, Chile, Mexico, China, Hong Kong, India and Malaysia.

OPPORTUNITY

GOING DEEPER & BROADER INTO EXISTING COUNTRIES

Targeted Markets	Pensions	Mutual Funds	Asset Mgmt	Annuities
Brazil	■	✚	✚	■
Chile	✚ ■	■	■	■
Mexico	■	■	■	■
China	✚	■	■	
Hong Kong	■	■	■	
India	✚	■	■	
South East Asia	✚	■	■	

Our targeted markets represent a $3.5 trillion opportunity

■ = Where we have a product offering today ($2.5T market)
✚ = Targeted expansion

SOURCE: Data from Cerulli includes Brazil, Chile, Mexico, China, Hong Kong, India and Malaysia.

OPPORTUNITY

GOING DEEPER & BROADER INTO EXISTING COUNTRIES

Targeted Markets	Pensions	Mutual Funds	Asset Mgmt	Annuities
Brazil	■	✚	✚	■
Chile	✚ ■	■	■	■
Mexico	■	■	■	■
China	✚	■	■	
Hong Kong	■	■	■	
India	✚	■	■	
South East Asia	✚	■	■	

■ = Where we have a product offering today ($2.5T market)
✚ = Targeted expansion

Our targeted markets represent a $3.5 trillion opportunity *with significant growth potential*

15% CAGR through 2014

SOURCE: Data from Cerulli includes Brazil, Chile, Mexico, China, Hong Kong, India and Malaysia.

Principal Financial Group

OUR STRATEGY

- Our footprint offers significant organic growth opportunities – and remains our priority over geographic expansion
- Consolidation in emerging markets will offer M&A opportunities to build scale
- Evaluating opportunities to complement our existing product line-up via expansion or M&A

GROWTH DRIVER

BROAD EMERGING MARKET FOOTPRINT


PRINCIPAL FINANCIAL GROUP

China (2005)
- Asset Management, Mutual Funds, Pensions
- AUM of $6.1B
- CCB-Principal – a 25% owned joint venture with China Construction Bank

Hong Kong (1996)
- Asset Management, Mutual Funds, Pensions
- AUM of $2.5B
- Wholly owned

Mexico (1993)
- Annuities, Mutual Funds, Pensions
- AUM of $5.7B
- Wholly owned

Thailand (2010)
- Asset Management, Mutual Funds
- AUM of $0.8B
- Wholly owned subsidiary of Malaysian JV

India (2000)
- Asset Management, Mutual Funds
- AUM of $1.2B
- 65% owned joint venture with Punjab National and Vijaya Banks

Singapore (2006)
- Asset Management
- AUM of $0.8M
- Wholly owned subsidiary of Malaysian JV

Chile (1995)
- Annuities, Mutual Funds, Pensions
- AUM of $4.7B
- Wholly owned

Brazil (1999)
- Annuities, Pensions
- AUM of $19.7B
- Brasilprev – a 25% owned joint venture with Banco do Brasil

Malaysia (2003)
- Conventional & Islamic Asset Management, Mutual Funds
- AUM of $7.5B
- CIMB-Principal – 40% owned joint venture with CIMB Group

Indonesia (2007)
- Asset Management, Mutual Funds
- AUM of $0.2B
- Wholly owned subsidiary of Malaysian JV

Principal Financial Group

AUM as of 9/30/10

GROWTH DRIVER

BRAZIL

BRASILPREV **Brasilprev** – 25%-owned pension company joint venture with Banco do Brasil

Banco do Brasil

Largest bank in Latin America with:

- 2.2 million business accounts
- 53 million customers
- 5,000 branches

SUCCESS TO DATE

- AUM: 5-year CAGR of 39%
- NCF: 5-year CAGR of 49%
- 3.7 million customers

THE MARKET OPPORTUNITY

14% growth in financial assets*

66 million middle class by 2015**

LOOKING AHEAD

- **Maximize value from 23-year JV exclusive distribution agreement**
- **Continue above-market growth**
- **Effectively integrate growing branch network of Banco do Brasil – including its acquisition of Nossa Caixa bank**

*5 year CAGR (2009-2014E) Retirement Assets from Cerulli Quantitative Update – Global Markets 2010

**Cerulli Assoc, World Bank, Economist Intelligence Unit, internal estimates

Principal Financial Group

GROWTH DRIVER

CHINA

建信基金管理公司
CCB Principal Asset Management Co., Ltd.

CCB-Principal – 25%-owned mutual fund/asset management company joint venture with China Construction Bank (CCB)

中国建设银行
China Construction Bank

World's second largest commercial bank with:

- 2.6 million business accounts
- 157 million retail customers
- 13,400 branches

SUCCESS TO DATE

- AUM: 4-year CAGR of 69%
- NCF: 4-year CAGR of 10%
- 1.1 million customers

THE MARKET OPPORTUNITY

20% growth in financial assets*

375 million middle class by 2015**

LOOKING AHEAD

- Launch new funds – including additional Qualified Domestic Institutional Investor (QDII) funds that leverage the success of October 2010 IPO
- Secure a license as an Enterprise Annuity Asset Manager
- Build-out diversified fund line-up
- Become Qualified Foreign Institutional Investor (QFII) in China

*5 year CAGR (2009-2014E) Retirement Assets from Cerulli Quantitative Update – Global Markets 2010
**Cerulli Assoc, World Bank, Economist Intelligence Unit, internal estimates

Principal Financial Group

GROWTH DRIVER

SOUTHEAST ASIA

CIMB Principal ASSET MANAGEMENT

CIMB-Principal – **Malaysian** headquartered 40%-owned mutual fund/asset management company joint venture with CIMB; with subsidiaries in **Indonesia**, **Singapore** and **Thailand**

CIMB GROUP

SE Asia's fifth largest financial services provider with:

- 250,000 business customers
- 12 million retail customers
- 1,110 branches

SUCCESS TO DATE

- AUM: 3-year CAGR of 23%
- NCF: 3-year CAGR of 21%
- 470,000 customers

THE MARKET OPPORTUNITY

16% growth in financial assets*

107 million middle class by 2015**

LOOKING AHEAD

- **Grow Indonesia and Thailand while maintaining a leadership position in Malaysia**
- **Continue as thought-leader in government initiatives regarding privatization/expansion of pension industry**
- **Leverage proprietary agency force to provide more value-added financial advice**

Principal Financial Group

*5 year CAGR (2009-2014E) Mutual Funds from Cerulli Quantitative Update – Asset Management in Southeast Asia 2010
**Euromonitor, World Bank, CLSA Asia-Pacific Markets

PROVEN TRACK RECORD

Operating Earnings ($M)


140
120
100
80
60
40
20
0
24% CAGR
2004
2009
2010
3Q YTD
4Q

AUM ($B)


50
40
30
20
10
0
28% CAGR
2004
2009
2010
3Q
4Q

Net Cash Flows ($B)


3.5
3
2.5
2
1.5
1
0.5
0
16% CAGR
2004
2009
2010
3Q YTD
4Q

Principal Financial Group

PROVEN TRACK RECORD


Operating Earnings ($M)
140
120
100
80
60
40
20
0
24% CAGR
2004
2009
2010
3Q YTD
4Q


AUM ($B)
50
40
30
20
10
0
28% CAGR
2004
2009
2010
3Q
4Q


Net Cash Flows ($B)
3.5
3
2.5
2
1.5
1
0.5
0
16% CAGR
2004
2009
2010
3Q YTD
4Q

In 10 years we built a business worth nearly $2 billion

Principal Financial Group

LOOKING AHEAD

5-YEAR VISION: PI

Principal International will increase its share of the Principal Financial Group – reflecting continued execution in high growth emerging markets

AUM	$100 B
Net Cash Flow*	8-10%
Operating Earnings growth rate	15-20%
ROE	14-18%

*Net cash flow as a percent of beginning of year assets under management

Principal Financial Group

Q & A

BREAK

INVESTMENTS

JULIA LAWLER
Chief Investment Officer

Principal® Financial Group

INVESTMENT PHILOSOPHY AND STRATEGY

- Liability driven investment approach
- Active asset/liability management and strategy
- Optimized risk adjusted yields and returns
- High quality, well diversified portfolio

Principal® Financial Group

LIABILITY MIX DRIVES ASSET NEED

PRINCIPAL FINANCIAL GROUP INVESTED ASSETS AND CASH

AS OF 9/30/2010



Corporate Public Bonds 33%
Corporate Private Bonds 18%
Commercial Mortgages 14%
CMBS/CMBS CDO 6%
Other ABS 3%
CMO 2%
Cash 3%
Other* 21%

- 65% of Principal Life Insurance Company liabilities are GIC and Fixed Deferred Annuities with a weighted average duration of 3-5 years
- Principal Life Insurance Company commercial mortgages with a weighted average duration of 3-4 years fit well with these liabilities

* Other includes U.S. government and agencies, State and political subdivisions, Non-US governments, Residential pass-thru securities, Residential mortgage loans, Equity securities, Equity real estate, Policy loans, and Other investments.

Principal Financial Group

ASSET AND LIABILITY MANAGEMENT

- Assets and liabilities performed as expected during stressed environment
- Investment Only reduction demonstrates strong ALM
- Maintained strong liquidity
- Majority of unrealized losses were never realized because we were not forced sellers of assets

Principal Financial Group

POSITIVE COMMERCIAL REAL ESTATE TRENDS CONTINUE

- **Liquidity is returning to the market**
  - Sales transactions up 89% through October 2010 relative to a year ago*
  - 3Q10 life insurance industry lending up 59% relative to a year ago**
- **Property space market fundamentals improving**
  - Positive net leasing for all major property types, multiple consecutive quarter trend for all except retail***
  - Office and apartment vacancy rates have declined for two consecutive quarters after peaking at 1Q10***
- **Property values have bottomed out**
  - NCREIF Property Index up two consecutive quarters after bottoming in 1Q10
  - Property values have risen by approximately 4% since bottom in 1Q10****

* Real Capital Analytics, ** American Council of Life Insurers, *** CoStar, **** National Council of Real Estate Investment Fiduciaries

Principal Financial Group

COMMERCIAL MORTGAGE LOSSES LOWER THAN PREVIOUSLY EXPECTED

- $9.5 billion portfolio*
  - Loan to Value (LTV) improved to 67% from 69% at year end 2009
  - At-risk loans have decreased $70M from year end 2009
- Now expect $175M pre-tax loss over 3 year cycle** compared to the $200M originally projected

COMMERCIAL MORTGAGE PRE-TAX LOSSES


Originally projected to be $200 million
200
180
160
140
120
100
80
60
40
20
0
$ in millions
Projected losses through 2011
Actual losses through 9/30/10
2009-2011

* Based on book value of US invested assets, excluding Principal Global Investors segment
** The 3 year cycle is for years 2009-2011

Principal Financial Group

MANAGEABLE CMBS LOSSES

- **Losses occur over time and are manageable**
- **Delinquencies continue to increase, but at a slower pace**
  - Year-end 2010 outlook for 60+ day delinquencies approximately 9%
  - Expect 60+ day delinquencies to be 10-11% in 2011


Amount (Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$237
$240
$283
$337
$446
$595
$618
$603
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Base Scenario Pre-Tax Losses

Principal Financial Group

MANAGEABLE CMBS LOSSES

- Impairments will be recorded before actual losses


$2,500
$2,000
$1,500
$1,000
$500
$0
Amount (Millions)
$237
$26
$240
$53
$283
$57
$337
$75
$446
$119
$595
$176
$618
$227
$603
$257
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Base Scenario Pre-Tax Losses
Cumulative Pre-Tax AFS impairments

MANAGEABLE CMBS LOSSES

- The relationship between CMBS market pricing and expected performance continues to become more rational and transparent
- Net unrealized losses have decreased significantly over the past two years and are quickly approaching the expected pre-tax loss estimates


Amount (Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,252
$2,238
$2,016
$1,515
$1,428
$1,183
$1,011
$806
$237
$26
$240
$53
$283
$57
$337
$75
$446
$119
$595
$176
$618
$227
$603
$257
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Base Scenario Pre-Tax Losses
Cumulative Pre-Tax AFS impairments
U.S. Operation Net Unrealized CMBS/CMBS CDO loss

LOOKING AHEAD

- Total loss projections are lower than originally projected
- Losses are manageable and will occur over time



Size of Portfolio (Amortized Cost) as of 9/30/2010
CMBS/CMBS CDO = $4.7B
Commercial Mortgages = $9.5B
Bonds excluding CMBS/CMBS CDO = $41.4B
Prior total loss projection from 12/31/2009
Less than expected
$ in millions after-tax
$350
$300
$250
$200
$150
$100
$50
$0
18
3
166
4
247
20
4
182
57
60
41
36
109
60
20
78
49
13
78
2006
2007
2008
2009
2010
2011
2012

Total Losses (in $ millions)	$21	$170	$271	$299	$186	$158	$140

This is one possible loss scenario shown for Principal Life Insurance Company and consolidated subsidiaries. Portfolio sizes reflect Principal Financial Group US invested assets, excluding the Principal Global Investors segment. Years 2006-2009 reflect actual losses for Principal Financial Group, excluding Principal Global Investors segment. Year 2010 reflects actual losses for the nine months ended 9/30/2010 and projected losses for 4Q 2010.

Principal Financial Group

SUMMARY

- Continue to invest in assets that support our liabilities
- Commercial real estate continues to improve and is one area of expertise
- As the economy continues to improve, the total projected losses will continue to improve

Q & A

FINANCIALS

TERRY LILLIS
Chief Financial Officer

STRATEGY

- Purposeful diversification
- Stability of earnings
- Building a hybrid business model

LEADS TO HIGHER GROWTH, HIGHER MARGIN AND A HIGHER MULTIPLE

Principal Financial Group

LESSONS LEARNED

Pre-crisis

- Diversified businesses
- Sound fundamentals
- Focus on risk management
- Liability discipline

Ready as ready can be

Economic Storm

- Reduced expenses
- Preserved capital
- Scaled back Investment Only
- Raised capital
- Further increased liquidity

We took action!

Lessons Learned

- Diversification is a strategic benefit
- Manage capital to new, higher standards
- Seek opportunities for effective capital deployment as economy improves

Do what's right for long-term shareholders

Principal Financial Group

PRINCIPAL FINANCIAL GROUP EARNINGS OUTPERFORM PEERS IN TURBULENT YEARS

	Peer Group* Average	Principal Financial Group
2007-2009 Peak-to-Trough Operating Earnings change	(57)%	**(25)%**
2007-2009 Peak-to-Trough Net Income change	(103)%	**(49)%**

2008 & 2009:

- **Generated**
  - $1.6 billion of Operating Earnings
  - $1 billion of Net Income
  - Added $2.4 billion of capital

* Peer group: MET, PRU, LNC, AMP, PL, SFG, MFC, SLF, AEG, AXA

BOOK VALUE PER SHARE

Common Equity Basis
12/31/01 – 9/30/10


$35
$30
$25
$20
$15
$10
$5
$0
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
BVPS x-OCI

Principal Financial Group

BVPS = book value per share; OCI = other comprehensive income

BOOK VALUE PER SHARE

Common Equity Basis
12/31/01 – 9/30/10


$35
$30
$25
$20
$15
$10
$5
$0
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
BVPS x-OCI
BVPS with OCI

BVPS = book value per share; OCI = other comprehensive income

BOOK VALUE PER SHARE

Common Equity Basis
12/31/01 – 9/30/10


$80
$70
$60
$50
$40
$30
$20
$10
$0
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
BVPS x-OCI
BVPS with OCI
Share Price

BVPS = book value per share; OCI = other comprehensive income

Asset Liability Management:

EXPECTED LIABILITY CASH FLOW



Normal Liabilities
$ in millions
1,200
1,000
800
600
400
200
0
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10

Asset Liability Management:

ACTUAL LIABILITY CASH FLOW


Normal Liabilities
Actual Liabilities
$ in millions
1,200
1,000
800
600
400
200
0
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10

Principal Financial Group

Asset Liability Management:

EXPECTED ASSET CASH FLOW


Normal Assets
$ in millions
1,200
1,000
800
600
400
200
0
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10

Asset Liability Management:

ACTUAL ASSET CASH FLOW


Normal Assets
Actual Assets
$ in millions
1,200
1,000
800
600
400
200
0
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10

Principal Financial Group

Asset Liability Management:
ACTUAL NET CASH FLOW


Actual NCF
Cash balance
$ in millions
2,500
2,000
1,500
1,000
500
0
-500
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10

In summary

- Liability and asset portfolios are performing as expected
- Strong ALM means we are not forced sellers
- Managed to a stress/panic environment

Principal Financial Group

MINIMAL IMPACT FROM LOW INTEREST RATE ENVIRONMENT


Total company AUM $305.7B

AUM as of 9/30/10

MINIMAL IMPACT FROM LOW INTEREST RATE ENVIRONMENT


Total company AUM $305.7B
Principal Life Insurance Company
General and Guaranteed Separate Accounts
$58.5B

AUM as of 9/30/10

MINIMAL IMPACT FROM LOW INTEREST RATE ENVIRONMENT


Total company AUM $305.7B
Principal Life Insurance Company
General and Guaranteed Separate Accounts
$58.5B
Account Value with an
interest rate guarantee $18.8B

AUM as of 9/30/10

MINIMAL IMPACT FROM LOW INTEREST RATE ENVIRONMENT

- Very small portion of our business
- Risk is well managed through product design and derivatives
- If current rates persist, expect 1-2% reduction in Operating Earnings


Total company AUM $305.7B
Principal Life Insurance Company General and Guaranteed Separate Accounts $58.5B
Account Value with an interest rate guarantee $18.8B
Account Value at minimum interest rate $5.6B

AUM as of 9/30/10

BUILDING A HYBRID BUSINESS

ASSETS UNDER MANAGEMENT

2001 | 9/30/10


4%
8%
8%
34%
46 %
13%
23%
26%
15%
23%

$98 billion | $306 billion

General Acct | Separate Acct | Mutual Funds | PGI Unaffiliated | Principal Intl

Principal Financial Group

CONTINUING TO BUILD A HYBRID BUSINESS

ASSETS UNDER MANAGEMENT


2001
4%
8%
8%
46 %
34%
$98 billion
9/30/10
13%
23%
26%
15%
23%
$306 billion
2015
16%
9%
37%
18%
20%
$650-700 billion
General Acct
Separate Acct
Mutual Funds
PGI Unaffiliated
Principal Intl

BUILDING A HYBRID BUSINESS

OPERATING EARNINGS

2001


30%
40%
30%

$468 million*

9/30/10 TTM


20%
60%
20%

$954 million**

FEE SPREAD RISK

*Results exclude Mortgage Banking, BT Australia, Health and Corporate
**Results exclude corporate

Principal Financial Group

CONTINUING TO BUILD A HYBRID BUSINESS

OPERATING EARNINGS

2001


30%
40%
30%

$468 million*

9/30/10 TTM


20%
60%
20%

$954 million**

2015


20%
65%
15%

$1,600-1,700 million**

FEE SPREAD RISK

*Results exclude Mortgage Banking, BT Australia, Health and Corporate
**Results exclude corporate

Principal Financial Group

LONG-TERM GROWTH PROFILE

ALL BUSINESSES HAVE GROWTH PROFILES


RIS Accumulation, Principal Global Investors,
Principal International
U.S. Insurance Solutions
RIS Guaranteed
High Growth
14-17% OE growth
Stable Growth
6-9% OE growth
Opportunistic
Growth

Principal Financial Group

PRINCIPAL FINANCIAL GROUP ROE TRACK RECORD


20
18
16
14
12
10
8
6
4
2
0
15.1%
12.7%
9.6%
9.7%
2007
2008
2009
2010
2015

PRINCIPAL FINANCIAL GROUP ROE TRACK RECORD


20
18
16
14
12
10
8
6
4
2
0
15.1%
12.7%
9.6%
9.7%
2007
2008
2009
2010
2015
OE=$976 M
Equity=$6.46 B
OE=$835 M
Equity=$8.64 B

Principal Financial Group

PRINCIPAL FINANCIAL GROUP ROE TRACK RECORD


20
18
16
14
12
10
8
6
4
2
0
15.1%
12.7%
9.6%
9.7%
15% (buyback)
2007
2008
2009
2010
2015
OE=$976 M
Equity=$6.46 B
OE=$835 M
Equity=$8.64 B

Principal Financial Group

PRINCIPAL FINANCIAL GROUP ROE TRACK RECORD


20
18
16
14
12
10
8
6
4
2
0
15.1%
12.7%
9.6%
9.7%
15% (buyback)
11% (M&A)
2007
2008
2009
2010
2015
OE=$976 M
Equity=$6.46 B
OE=$835 M
Equity=$8.64 B

Principal Financial Group

PRINCIPAL FINANCIAL GROUP ROE TRACK RECORD


20
18
16
14
12
10
8
6
4
2
0
15.1%
12.7%
9.6%
9.7%
15% (buyback)
14% (normal)
11% (M&A)
2007
2008
2009
2010
2015
OE=$976 M
Equity=$6.46 B
OE=$835 M
Equity=$8.64 B

Principal Financial Group

PRINCIPAL FINANCIAL GROUP
ROE EXPANSION

	Current ROE*	Operating Earnings Growth	5-10 year Expected ROE
RIS Accumulation	16%	11-14%	20%
Principal Global Investors	9	20-25	25
Principal International	11	15-20	18
HIGH GROWTH BUSINESSES	**14**	**14-17**	**20**
RIS Guaranteed	9	3-5	12
U.S. Insurance Solutions	12	6-9	14
STABLE/OPPORTUNISTIC GROWTH BUSINESSES	**10**	**6-9**	**14**
Total Non-Corporate	**13**	**11-13**	**18**
TOTAL COMPANY	**10%**	**10-12%**	**13-17%**

50-80 bps of long-term average annual ROE improvement

Principal Financial Group

*9/30/10 operating return on average equity excluding other comprehensive income, based on trailing 12 months

LOOKING AHEAD

CAPITAL MANAGEMENT PLANS

- Less capital needed to support organic growth
- Diligently pursue active M&A pipeline
- Remainder can support shareholder friendly activity

CAPITAL DEPLOYMENT


Organic Growth 1/3
Return to Shareholders 1/3
Merger and Acquisition 1/3

Principal Financial Group

LOOKING AHEAD

CAPITAL MANAGEMENT PLANS

Over next 12-18 months, expect to be able to deploy $1 billion

- Attractive M&A target areas include:
  - Expanding in current emerging markets where we have a presence
  - Building boutique asset management capabilities
  - Additional U.S. retirement and funds businesses
- Strategic capital deployment methods:
  - Disciplined share repurchases
  - Steady annual dividend increases

Subject to accounting and financial reform developments

(Dodd-Frank, Principles Based Reserves, IFRS, etc.)

Principal Financial Group

KEY TAKEAWAYS

- **Evolution of a hybrid business model will continue**
- **Disciplined capital management**
- **Financial targets are still relevant**
  - 11-13% EPS growth
  - 50-80 bps average annual ROE improvement

2011 EPS guidance range $2.80-$3.00

Principal Financial Group

Q & A

SUMMARY

LARRY ZIMPLEMAN
Chairman, President & CEO

THINK AGAIN

OPPORTUNITIES

+

EXECUTION OF OUR STRATEGIES

=

GROWTH

Principal Financial Group

THINK AGAIN.

Principal® Financial Group